UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K/A

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest reported) August 6, 2020

MADISON TECHNOLOGIES INC.
(Exact name of registrant as specified in its chapter)

Nevada	000-51302	00-0000000
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

4448 Patterdale Drive, North Vancouver, BC	V7R 4L8
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code (206) 203-0474

n/a
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the Registrant under any of the following provisions:

[ ]	Written communications pursuant to Rule 425 under the Securities Act (17 CFR230.425)

[ ]	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ]	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ]	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock	MDEX	OTC

EXPLANATORY NOTE

The sole purpose of this Amendment No. 1 to the Company’s Form 8-K filed with the Securities and Exchange Commission on August 7, 2020 (the “Form 8-K”), is to amend Item 3.02 in order to correct the Holders and the amounts issued to such Holders of the Company’s Series A Convertible Preferred Stock, shown, as corrected herein.

No other changes have been made to this Form 8-K. This Amendment No. 1 to the Form 8-K continues to speak as of the original filing date of the Form 8-K, does not reflect events that may have occurred subsequent to the original filing date, and does not modify or update in any way disclosures made in the original Form 8-K.

ITEM 3.02 Unregistered Sales of Equity Securities

As previously reported in the Current Report on Form 8-K filed on July 20, 2020, and in the Schedule 14F filed on July 24, 2020, effective July 14, 2020, the Board of Directors of Madison Technologies, Inc. (the “Company”) approved the creation and issuance of 100,000 shares of Series A Convertible Preferred Stock and 100 shares of Series B Super Voting Preferred Stock pursuant to the conditions precedent to closing the Acquisition Agreement with Luxurie Legs, LLC ratified on July 17, 2020, under which the Company acquired the Casa Zeta-Jones Brand License Agreement (the “License Agreement”) from Luxurie Legs, LLC (“Luxurie”).

Series A Convertible Preferred Stock

Shares of Series A Convertible Preferred Stock are convertible into shares of the Company’s Common Stock equal to 95% of the issued and outstanding shares of Common Stock post-closing, with a 9.99% conversion cap and anti-dilution rights for twenty-four (24) months.

On September 8, 2020, the Board of Directors of the Company approved the issuance of 92,999 of the 100,000 authorized shares of Series A Convertible Preferred Stock to the following Luxurie stakeholders:

Equity Markets Advisory Inc.	40,000 Shares

Trillium Partners LP	40,000 Shares

Walter Hoelzel	3,333 Shares

Stuart Sher	3,333 Shares

Brent Ulmann	3,333 Shares

Jeffrey Canouse	3,000 Shares

The remaining 7,001 authorized shares of Series A Convertible Preferred Stock continue to be held in treasury for future issuance, as determined by the Company’s Board of Directors from time to time.

The foregoing description of the September 8, 2020 Unanimous Written Consent of the Board of Directors is qualified in its entirety by the Unanimous Written Consent of the Board of Directors dated September 8, 2020, filed as Exhibit 10.1 to this report, which is incorporated by reference herein.

Item 9.01 Financial Statements and Exhibits.

(d) Exhibits.

The following Exhibits are furnished herewith:

Exhibit Number	Description
10.1	Unanimous Written Consent of the Board of Directors dated September 8, 2020

SIGNATURES

Pursuant to the requirements of the Securities and Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

MADISON TECHNOLOGIES INC.

Date: September 10, 2020	By:	/s/ Jeffrey Canouse
	Name:	Jeffrey Canouse
	Title:	President, Chief Executive Officer